June 1, 2001

                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER INTERNATIONAL GROWTH FUND
                               DATED APRIL 2, 2001

The following supplements the information presented in the prospectus:

The Trustees of Pioneer International Growth Fund (the "fund") have approved a name change for the fund. Effective July 30, 2001, the fund's name will be Pioneer International Value Fund. The Trustees believe the new name more accurately reflects the fund's value approach to equity investing.








































                                                                   10125-00-0501
                                             (c) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds